RIVERPARK FUNDS TRUST

RiverPark Large Growth Fund
RiverPark/Wedgewood Fund
RiverPark Small Cap Growth Fund
RiverPark Short Term High Yield Fund
RiverPark/Gravity Long-Biased Fund
(the “Funds”)

Each a series of RiverPark Funds Trust

Supplement dated February 2, 2011 to the
Statement of Additional Information dated September 28, 2010

IMPORTANT INFORMATION ABOUT RIVERPARK FUNDS TRUST

Effective immediately, under the section entitled “Portfolio Holdings Information” on Page 31 of the Funds’ Statement of Additional Information dated September 28, 2010, the last sentence of the first paragraph is amended and restated in its entirety, as follows:

“In addition the Funds intend to disclose their portfolio holdings on the Funds' website at www.riverparkfunds.com on a monthly basis approximately 10 days after the end of each month.”

Please retain this Supplement for future reference.